UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 02, 2026

Once Upon a Farm, PBC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43108	47-3648280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Gilman Street, Suite 100
Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 983-1606

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OFRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2026, Once Upon a Farm, PBC (the “Company”), held a conference call to provide an update regarding its previously announced voluntary product recall and related matters (the “Conference Call”). During the Conference Call, the Company disclosed that, as of September 30, 2026, the Company had approximately $106 million in cash and cash equivalents and no outstanding debt. In addition, the Company had up to $95.0 million of borrowing capacity under its existing credit facilities, subject to the borrowing base limitations under such facilities, compliance with applicable covenants, and the other terms and conditions of the credit agreements.

The preliminary financial information is unaudited and subject to the completion of the Company's customary quarter-end closing procedures and potential adjustments. The Company expects to announce its complete financial results for the third quarter ended September 30, 2026 in connection with its regularly scheduled quarterly earnings release on November 12, 2026.

Item 7.01 Regulation FD Disclosure.

As described under Item 2.02 above, on November 2, 2026, the Company held the Conference Call to provide an update regarding its previously announced voluntary product recall. A transcript of the Conference Call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of Conference Call held on November 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCE UPON A FARM, PBC

Date:	November 2, 2026	By:	/s/ Chris Folena
Chris Folena Chief Accounting Officer